UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 23, 2005

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-15345                25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


           2441 Viscount Row                              32809
            Orlando, Florida                           (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5   Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 23, 2005, Mr. Joseph J. Juliano resigned as a director from Galaxy Nutritional Foods, Inc. for personal reasons. The Board of Directors has no plans to fill the vacancy on the Board created by the resignation of Mr. Juliano, and voted to reduce the number of positions on the Board from eight to seven.






SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GALAXY NUTRITIONAL FOODS, INC.


March 24, 2005                          By: /s/ Salvatore Furnari
                                            ------------------------------------
                                        Name:   Salvatore Furnari
                                        Title:  Chief Financial Officer